UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 7, 2009
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)
3601 E. University Drive, Phoenix, Arizona 85034
(Address of Principal Executive Offices) (Zip Code)
(602) 437-1520
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2

ITEM 3.03 Material Modification to Rights of Security Holders.
     On August 7, 2009, the White Electronic Designs Corporation’s (the “Company”) Board of Directors (the “Board”) approved the termination of the Rights Agreement between the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent, dated December 6, 1996, as amended (the “Rights Agreement”). The Rights Agreement is commonly referred to as a “poison pill.” As a result of the Board’s action, the Company entered into an amendment to the Rights Agreement with American Stock Transfer and Trust Company, LLC which had the effect of terminating the Rights Agreement effective August 11, 2009.
     In connection with the foregoing, the Company issued a press release which is filed as Exhibit 99.1 hereto.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 12, 2009, Gerald R. Dinkel and the Company entered into an Employment Agreement (the “Employment Agreement”) to appoint him as President and Chief Executive Officer of the Company. Mr. Dinkel was also appointed as a member of the Board. Under the terms of the Employment Agreement, Mr. Dinkel will receive an annual salary of $385,000, as adjusted from time to time, and is awarded an option to purchase 200,000 shares of the Company’s common stock pursuant to the Company’s 1994 Flexible Stock Plan. The shares will vest in 48 equal monthly installments over a four-year period. Additionally, pursuant to the Employment Agreement, Mr. Dinkel will participate in an annual bonus program beginning in fiscal 2010 and each subsequent fiscal year thereafter. The Company will also reimburse Mr. Dinkel for costs and expenses equaling up to $125,000 relating to acquiring, establishing and maintaining a residence in the Phoenix metropolitan area, including any travel expenses. He will also be provided with a car allowance of $1,250 per month. Mr. Dinkel will receive five weeks paid vacation time and will be reimbursed for all reasonable business expenses in accordance with the Company’s normal and customary polices. In addition, the Employment Agreement also provides that Mr. Dinkel will be entitled to participate in all savings and retirement plans, practices, policies and programs of the Company which are made generally available to all other employees of the Company; except that Mr. Dinkel will also be provided with (i) commercially available term life insurance as follows: (A) under the existing group life insurance plan he will be eligible for coverage in an approximate amount of $600,000; and (B) the Company will use commercially reasonable efforts to obtain coverage under an individual policy in an approximate amount of $170,000; and (ii) under the existing long-term disability plan, Mr. Dinkel is entitled to 60% of his base salary, subject to a maximum payout of $12,500 per month and an age-reduction schedule, but the Company will use commercially reasonable efforts to obtain additional long-term disability coverage (above and beyond coverage applicable to other employees) to provide Mr. Dinkel with long-term disability coverage equal to 60% of $385,000 (on an annualized basis).
     Mr. Dinkel’s employment may be terminated by either party at any time, subject to certain notice requirements and termination payments and terms. In the event Mr. Dinkel’s employment is terminated for any reason, the Company shall pay Mr. Dinkel for: (i) any accrued but unused vacation, (ii) annual base salary through the date of termination and (iii) any unreimbursed expenses. In the event Mr. Dinkel is terminated without “Cause” (as defined in the Employment Agreement) or Mr. Dinkel terminates his employment for “Good Reason” (as defined in the Employment Agreement), then (i) Mr. Dinkel shall be entitled to the continuation of his annual salary for twenty-four months following the date of termination, (ii) the Company shall pay Mr. Dinkel’s life insurance premiums for eighteen months after the end of the month of the date of termination, (iii) all unvested stock options, unvested restricted stock units and any other unvested equity-based awards or grants previously granted to Mr. Dinkel will become fully vested and will be fully exercisable, and (iv) all stock options (both unvested and vested) granted to Mr. Dinkel will remain fully exercisable until the tenth anniversary of the grant date of the options. The termination payments and benefits discussed above are subject to and conditioned upon Mr. Dinkel (i) formally resigning in writing from the Board and as an officer and director of any subsidiary of the Company, (ii) executing a general release and waiver and (iii) complying with certain restrictive covenants in the Employment Agreement.
     The Employment Agreement also contains other customary provisions, including provisions relating to non-solicitation, non-compete, confidentiality non-disparagement and compliance with Section 409A of the Internal Revenue Code. In addition, pursuant to the terms of the Employment Agreement, upon the occurrence of a Change in Control (as defined in the Employment Agreement), all unvested stock options, unvested restricted stock units and any other unvested equity-based awards will become fully vested and will be exercisable.
     The foregoing description of the Employment Agreement is not intended to be a comprehensive summary. A copy of the Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and its contents are incorporated herein by this reference.
     In connection with the hiring of Mr. Dinkel, the Company issued a press release which is filed as Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated August 12, 2009, by and between White Electronic Designs Corporation and Gerald R. Dinkel

99.1	Press release, dated August 12, 2009, entitled “White Electronic Designs Corporation Announces Termination of Shareholder Rights Agreement”

99.2	Press release, dated August 12, 2009, entitled “White Electronic Designs Corporation Names Gerald R. Dinkel as President and Chief Executive Officer”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION
Date: August 13, 2009	By:	/s/ Roger A. Derse
Roger A. Derse
Interim Office of the President, Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated August 12, 2009, by and between White Electronic Designs Corporation and Gerald R. Dinkel

99.1	Press release, dated August 12, 2009, entitled “White Electronic Designs Corporation Announces Termination of Shareholder Rights Agreement”

99.2	Press release, dated August 12, 2009, entitled “White Electronic Designs Corporation Names Gerald R. Dinkel as President and Chief Executive Officer”